EXHIBIT 4.1

                                 [LOGO OF IAMG]

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Number                                                           Shares
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CUSIP 448966 10 1

THIS CERTIFIES THAT ____________________

IS THE RECORD HOLDER OF ___________ SHARES

transferable on the books of the Corporation in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                  RESTRICTED

                                                  Countersigned:
Dated:                                            Holladay Stock Transfer, Inc.
                                                  Authorized Signature
[SEAL] /s/ THOMAS VEROLA
       -----------------------
       Thomas Verola

       /s/ JAHN AVARELLO
       -----------------------
       Jahn Avarello

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


Notice: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common             UNIF GIFT MIN ACT-.......Custodian.................
TEN ENT - as tenants by the entireties                      (Cust)           (Minor)
JT TEN - as joint tenants with right of                      under Uniform Gifts to Minors
survivorship and not as tenants                              Act.............................
in common                                                                   (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the Premises.

DATED_______________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

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